SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 18, 2000

      ENVIRONMENTAL MONITORING & TESTING CORPORATION
      (Exact name of registrant as specified in its charter)


     Delaware                 0-18296        62-1265486

(State or other jurisdiction  (Commission File No.)    (IRS Employer
  of incorporation)                                  Identification No.


825 Main Street South, New Ellenton, South Carolina 29809

             (Address of principal executive offices)

Registrant's telephone number, including area code: (803) 652-2718

                               N/A

(Former name or former address, if changed since last report)

Item 6.   Resignations of Registrant's Directors.

          By letter dated January 10, 2000, received by the Registrant on January 18, 2000, Sidney Pump resigned as a director of the Registrant. Mr. Pump's letter of resignation states that his name was improperly affixed to the Registrant's Form 10-KSB filed by the Registrant on December 28, 1999.
His letter also states that the two other members of the Registrant's Board of Directors refused to appoint outside directors in accordance with Securities and Exchange Commission rules and that such directors should constitute a majority of the Board.

          Mr. Pump's signature was inadvertently included as a signatory on the Form 10-KSB as originally filed. Upon receipt of notice by Mr. Pump that he had not executed Form 10-KSB, the Registrant immediately filed an amended Form 10-KSB removing Mr. Pump as a signatory.

          The Registrant does not believe that it is subject to any Securities and Exchange Commission rule or regulation requiring the election of an "outside" director to the Registrant's Board of Directors.

Exhibits

17.1 Letter of Resignation of Sidney Pump dated January 10, 2000.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENVIRONMENTAL MONITORING
                                   & TESTING CORPORATION
                                        (Registrant)


Dated: January 25, 2000                 By:/s/ Vincent A. Ferri
                                           ________________________________
                                           Vincent A. Ferri, President